LIMITED PARTNERS' EQUITY	6 Months Ended
Jun. 30, 2025
Disclosure of limited partners equity [Abstract]
LIMITED PARTNERS' EQUITY	LIMITED PARTNERS' EQUITY
Limited partners’ equity
As at June 30, 2025, 283,832,177 LP units were outstanding (December 31, 2024: 285,180,371 LP units) including 74,339,049 LP units (December 31, 2024: 74,339,049 LP units) held by Brookfield Holders. Brookfield owns all general partnership interests in Brookfield Renewable representing a 0.01% interest.
During the three and six months ended June 30, 2025, 67,986 and 139,220 LP units, respectively (2024: 62,494 and 157,512 LP units, respectively) were issued under the distribution reinvestment plan at a total value of $2 million and $3 million, respectively (2024: $2 million and $4 million, respectively).
During the three and six months ended June 30, 2025, exchangeable shareholders of BEPC exchanged 248 and 35,561 BEPC exchangeable shares, respectively (2024: 7,459 and 10,142 BEPC exchangeable shares, respectively) for an equivalent number of LP units amounting to less than $1 million (2024: less than $1 million).
As at June 30, 2025, Brookfield Holders held a direct and indirect interest of approximately 48% of Brookfield Renewable on a fully-exchanged basis. Brookfield Holders held a direct and indirect interest of 313,640,823 LP units, Redeemable/Exchangeable partnership units, BEPC exchangeable shares and class A.2 exchangeable shares, on a combined basis, and the remaining is held by public investors.
On an unexchanged basis, Brookfield Holders hold a 26% direct limited partnership interest in Brookfield Renewable, a 41% direct interest in BRELP through the ownership of Redeemable/Exchangeable partnership units, a direct 1% GP interest in BRELP and a 25% direct and indirect interest in the BEPC exchangeable shares and class A.2 exchangeable shares of BEPC as at June 30, 2025.
In December 2024, Brookfield Renewable renewed its normal course issuer bid in connection with its LP units and outstanding BEPC exchangeable shares. Brookfield Renewable is authorized to repurchase up to 14,255,578 LP units and 8,982,042 BEPC exchangeable shares, representing 5% of each of its issued and outstanding LP units and BEPC exchangeable shares. The bids will expire on December 17, 2025, or earlier should Brookfield Renewable complete its repurchases prior to such date. During the three and six months ended June 30, 2025, there were 350,600 and 1,522,975 LP units, respectively (2024: 1,063,400 and 2,279,654 LP units, respectively) repurchased and cancelled at a total cost of $7 million and $34 million, respectively (2024: $23 million and $52 million, respectively). There were no BEPC exchangeable shares repurchased during the during the three and six months ended June 30, 2025 and 2024.

Distributions
The composition of distributions for the three and six months ended June 30 are presented in the following table:

	Three months ended June 30		Six months ended June 30
(MILLIONS)	2025	2024	2025	2024
Brookfield Holders	$28	$27	$56	$53
External LP unitholders	78	74	158	151
	$106	$101	$214	$204
In January 2025, distributions to unitholders were increased to $1.492 per LP unit on an annualized basis, an increase of $0.07 per LP unit, which took effect on the distribution paid in March 2025.
Distributions paid during the three and six months ended June 30, 2025 totaled $104 million and $207 million, respectively (2024: $105 million and $199 million, respectively).